UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2019

Commission file number:   000-53662

IRONCLAD ENCRYPTION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Riverway, 777 South Post Oak Lane, Suite 1700, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02 Unregistered Sales of Equity Securities.

On April 12, 2019, the Board of Directors (the “Board”) ratified the amendment of the Company’s Certificate of Incorporation, effective as of April 3, 2019, upon filing a Certificate of Designation with the Secretary of State of Delaware, which sets forth the rights, preferences and privileges of the Series A Preferred Stock.  The Board also approved the issuance of 100 shares of Series A Preferred Stock with a stated value of $0.001 per share for no consideration to James D. McGraw, the company’s President, CEO and Chairman pursuant to Rule 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

Except as otherwise required by law or by the Certificate of Incorporation, or by the Certificate of Designation, the outstanding shares of Series A Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series A Preferred Stock outstanding and as long as at least one of such shares of Series A Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of shareholders of the Company or action by written consent of shareholders. Each outstanding share of the Series A Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series A Preferred Stock.

The shares of the Series A Preferred Stock are not convertible into Common Stock of the Company. The holder of the shares will not be entitled to receive any dividends.  The foregoing description of the Certificate of Designation, which is attached hereto as Exhibit 3.1, does not purport to be complete and is qualified by the text thereof and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 3.03 above is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the issuance of Series A Preferred Stock to Mr. McGraw, a change in control of the Company occurred.  As of April 12, 2019, Mr. McGraw beneficially owns 100 shares of the Series A Preferred Stock and 22,837,091 shares of Common Stock, which represents approximately ninety-seven percent (97%) of the outstanding voting securities of the Company.  To the extent required by Item 5.01, the information contained in Item 3.03 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

To the extent required by Item 5.03, the information contained in Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.    Descriptions

3.1Certificate of Designation of the Series A Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IRONCLAD ENCRYPTION CORPORATION

Date:  April 16, 2019

/s/ James D. McGraw

By: ______________________

James D. McGraw,

President and CEO